April 1, 2004

                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003
                                       FOR

                           TOUCHSTONE ENHANCED 30 FUND
                      TOUCHSTONE GROWTH OPPORTUNITIES FUND
                           TOUCHSTONE VALUE PLUS FUND

                                       OF
                           TOUCHSTONE STRATEGIC TRUST

Effective March 9, 2004, John C. Holden and Bradley A. Reed are primarily responsible for managing the Value Plus Fund.

The third paragraph in the section "Sub-Advisor to the Value Plus Fund" on page 19 of the Prospectus has been revised as follows:

John C. Holden, CFA, and Bradley A. Reed, CFA, are primarily responsible for managing the Fund. Mr. Holden joined Fort Washington in 1997 and is Vice President and Senior Portfolio Manager. Mr. Reed joined Fort Washington in 1999 and is a Senior Research Manager. Prior to joining Fort Washington, Mr. Reed was a Management Associate with the Western & Southern Financial Group.
Mr. Holden has managed the Fund since 1998 and Mr. Reed has managed the Fund since March 2004.


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Effective February 1, 2004, the section entitled "12b-1 Distribution Plans" on page 22 is amended by adding the following paragraph:

         Touchstone Securities, Inc. (Touchstone), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs

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